SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 31, 2000

THE GOLDMAN SACHS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-14965	No. 13-4019460

(State or Other Jurisdiction of	(Commission File	(IRS Employer

Incorporation)	Number)	Identification No.)

85 Broad Street	10004
New York, New York

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Index to Exhibits
LETTER RE UNAUDITED INTERIM FINANCIAL INFORMATION
CONSENT OF PRICEWATERHOUSECOOPERS LLP
CONSOLIDATED FINANCIAL STATEMENTS
CONSOLIDATED FINANCIAL STATEMENTS
PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Financial Statements and Pro Forma Financial Information.

Reference is made to the Current Report on Form 8-K filed by The Goldman Sachs Group, Inc. (“GS Inc.”) with the Securities and Exchange Commission on November 15, 2000 in connection with the consummation of a combination of GS Inc. with SLK LLC. Attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 are the required audited financial statements, interim financial statements and pro forma financial information, respectively.

(c) Exhibits.

The following documents are filed as Exhibits to this report:

15.1	Letter re unaudited interim financial information.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Consolidated Financial Statements of SLK LLC and subsidiaries as of and for the year ended September 30, 1999, together with report of PricewaterhouseCoopers LLP thereon.

99.2	Consolidated Financial Statements of SLK LLC and subsidiaries as of and for the nine months ended June 30, 2000 and 1999 (unaudited), together with review report of PricewaterhouseCoopers LLP thereon.

99.3	Pro Forma Combined Condensed Financial Statements of GS Inc. and subsidiaries as of and for the nine months ended August 25, 2000 and for the year ended November 26, 1999.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: January 16, 2001	By: /s/ Dan H. Jester
Name: Dan H. Jester

Title: Vice President and Treasurer

Index to Exhibits

15.1	Letter re unaudited interim financial information.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Consolidated Financial Statements of SLK LLC and subsidiaries as of and for the year ended September 30, 1999, together with report of PricewaterhouseCoopers LLP thereon.

99.2	Consolidated Financial Statements of SLK LLC and subsidiaries as of and for the nine months ended June 30, 2000 and 1999 (unaudited), together with review report of PricewaterhouseCoopers LLP thereon.

99.3	Pro Forma Combined Condensed Financial Statements of GS Inc. and subsidiaries as of and for the nine months ended August 25, 2000 and for the year ended November 26, 1999.